                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                                ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 2000

                        COMMISSION FILE NUMBER 000-26933

                             ---------------------

                         LIONBRIDGE TECHNOLOGIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                          DELAWARE                                                     04-3398462
              (STATE OR OTHER JURISDICTION OF                                       (I.R.S. EMPLOYER
               INCORPORATION OR ORGANIZATION)                                    IDENTIFICATION NUMBER)
               950 WINTER STREET, WALTHAM, MA                                            02451
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 434-6000

ITEM 5. OTHER EVENTS


    As previously reported, on May 18, 2000, Lionbridge Technologies, Inc. (the "Company" or "Lionbridge") acquired Harvard Translations, Inc. ("HT") by means of a merger. HT, with annual revenues of approximately $4.4 million, is a provider of comprehensive translation and globalization services to regulated industries, including life sciences and financial services, and to companies requiring specialized multilingual publishing solutions. Pursuant to the merger agreement, stockholders of HT received 3.8864 Lionbridge common shares in exchange for each outstanding share of HT. A total of approximately 286,000 Lionbridge common shares were issued in this transaction.



    As previously reported, on May 22, 2000, Lionbridge acquired
INT'L.com, Inc. ("INT'L.com") by means of a merger. INT'L.com, with annual revenues of approximately $35.0 million, provides globalization services. Pursuant to the merger agreement, stockholders of INT'L.com received 0.7567 of a Lionbridge common share in exchange for each outstanding common share of INT'L.com. In addition, Lionbridge common shares were issued in exchange for shares of INT'L.com preferred stock and in payment in full of INT'L.com convertible and subordinated debt. A total of approximately 8,300,000 Lionbridge common shares were issued in this transaction.


    The historical consolidated financial statements filed herewith have been prepared accounting for the mergers using the pooling-of-interests method of accounting.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



    (a) Financial Statements of Businesses Acquired



        Not applicable as the acquisitions were accounted for as poolings of interests and are reflected in the restated consolidated financial statements filed herein.



    (b) Pro Forma Financial Information



        Not applicable as the acquisitions were accounted for as poolings of interests and are reflected in the restated consolidated financial statements filed herein.


    (c) Exhibits


EXHIBIT NO.             DESCRIPTION
-----------             -----------
        *2.1            Agreement and Plan of Reorganization dated as of March 30,
                        2000 by and among Lionbridge, HT Acquisition Corp., Harvard
                        Translations, Inc. and Robert C. Sprung.

        *2.2 Amended and Restated Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, LTI
                        Acquisition Corp. and INT'L.com, Inc.

        23.1            Consent of PricewaterhouseCoopers LLP.

        23.2            Consent of Arthur Andersen LLP.

        27.1            Restated Financial Data Schedule.

       *99.1 Escrow Agreement dated as of May 18, 2000 by and among Lionbridge, Harvard Translations, Inc., American Stock
                        Transfer & Trust Company (as Escrow Agent) and Robert C.
                        Sprung (as Indemnification Representative).

       *99.2            Third Restated Registration Rights Agreement dated May 22,
                        2000 between Lionbridge, the Lionbridge stockholders party to the Second Restated Registration Rights Agreement, the former affiliate stockholders of INT'L.com, Inc. and the former stockholder of Harvard Translations, Inc.

       *99.3 Investment Agreement dated as of May 18, 2000 by and among Lionbridge and Robert C. Sprung.

EXHIBIT NO.             DESCRIPTION
-----------             -----------
       *99.4            Escrow Agreement dated as of May 22, 2000 by and among
                        Lionbridge, INT'L.com, Inc., American Stock Transfer & Trust
                        Company (as Escrow Agent) and Steven Fingerhood (as
                        Indemnification Representative).

       *99.5            Press Release of Lionbridge and Harvard Translations, Inc.
                        dated as of March 31, 2000.

       *99.6            Press Release of Lionbridge and Harvard Translations, Inc.
                        dated as of May 22, 2000.

       *99.7            Press Release of Lionbridge and INT'L.com, Inc. dated as of
                        January 20, 2000.

       *99.8            Press Release of Lionbridge and INT'L.com, Inc. dated as of
                        May 23, 2000.

        99.9            Consolidated Financial Statements of Lionbridge
                        Technologies, Inc. as of December 31, 1999 and 1998 and for
                        the years ended December 31, 1999, 1998 and 1997 and Reports of Independent Accountants thereon.

        99.10           Management's Discussion and Analysis of Financial Condition
                        and Results of Operations.

------------------------


*   Previously filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                                       LIONBRIDGE TECHNOLOGIES, INC.

                                                       BY:           /s/ STEPHEN J. LIFSHATZ
                                                            -----------------------------------------
                                                                       Stephen J. Lifshatz
                                                              Senior Vice President, Chief Financial
                                                                      Officer and Treasurer


Date: July 31, 2000

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------
        *2.1            Agreement and Plan of Reorganization dated as of March 30,
                        2000 by and among Lionbridge, HT Acquisition Corp., Harvard
                        Translations, Inc. and Robert C. Sprung.

        *2.2 Amended and Restated Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, LTI
                        Acquisition Corp. and INT'L.com, Inc.

        23.1            Consent of PricewaterhouseCoopers LLP.

        23.2            Consent of Arthur Andersen LLP.

        27.1            Restated Financial Data Schedule.

       *99.1 Escrow Agreement dated as of May 18, 2000 by and among Lionbridge, Harvard Translations, Inc., American Stock
                        Transfer & Trust Company (as Escrow Agent) and Robert C.
                        Sprung (as Indemnification Representative).

       *99.2            Third Restated Registration Rights Agreement dated May 22,
                        2000 between Lionbridge, the Lionbridge stockholders party to the Second Restated Registration Rights Agreement, the former affiliate stockholders of INT'L.com, Inc. and the former stockholder of Harvard Translations, Inc.

       *99.3 Investment Agreement dated as of May 18, 2000 by and among Lionbridge and Robert C. Sprung.

       *99.4            Escrow Agreement dated as of May 22, 2000 by and among
                        Lionbridge, INT'L.com, Inc., American Stock Transfer & Trust
                        Company (as Escrow Agent) and Steven Fingerhood (as
                        Indemnification Representative).

       *99.5            Press Release of Lionbridge and Harvard Translations, Inc.
                        dated as of March 31, 2000.

       *99.6            Press Release of Lionbridge and Harvard Translations, Inc.
                        dated as of May 22, 2000.

       *99.7            Press Release of Lionbridge and INT'L.com, Inc. dated as of
                        January 20, 2000.

       *99.8            Press Release of Lionbridge and INT'L.com, Inc. dated as of
                        May 23, 2000.

        99.9            Consolidated Financial Statements of Lionbridge
                        Technologies, Inc. as of December 31, 1999 and 1998 and for
                        the years ended December 31, 1999, 1998 and 1997 and Reports of Independent Accountants thereon.

        99.10           Management's Discussion and Analysis of Financial Condition
                        and Results of Operations.


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*   Previously filed.